Osterweis Opportunity Fund (OSTGX) Summary Prospectus | June 30, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, Reports to Shareholders and other information about the Fund online at www.osterweis.com/prospectus. You may also obtain this information at no cost by calling (866) 236-0050 or by e-mail at marketing@osterweis.com. The Fund’s Prospectus and Statement of Additional Information, both dated June 30, 2025 are incorporated by reference into this Summary Prospectus.
Osterweis Opportunity Fund

Investment Objective

The Osterweis Opportunity Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.17%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.19%
Fee Waiver and/or Expense Reimbursement	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction(2)	1.12%

(1)     Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed end funds, business development companies or certain exchange-traded funds. The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
(2)     Osterweis Capital Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding any front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, or any class-specific expenses such as Rule 12b-1 fees or shareholder servicing plan fees) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense

Reimbursement for the Fund to 1.10% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least June 30, 2026, except that the Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap in the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $114	3 Years: $371	5 Years: $648	10 Years: $1,437

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended March 31, 2025, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the common stocks of companies that the Adviser believes should experience strong revenue growth and rising profits. Although the Fund may invest in companies of any size, it will generally focus its investments in small-capitalization companies and mid-capitalization companies. The Adviser seeks to identify quality companies with investment potential, which is generally equated with the ability to generate revenue growth over time. Target companies typically possess one or more of the following characteristics: a distinct competitive advantage; a leading position in the industry; the potential for margin expansion; and/or the presence of a strong management team. Some of the companies in which the Fund may invest may have limited operational or earnings history or may have limited products, markets, financial resources or management depth. The Fund may invest in initial public offerings (IPOs).

The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”) for the purpose of gaining exposure to certain markets while maintaining liquidity. The Fund may invest up to 30% of its assets in equity securities of foreign issuers and/or depositary receipts that are traded on domestic or foreign exchanges, including in securities issued by companies domiciled in emerging market countries.

The Fund’s investments in any one sector may exceed 25% of its net assets. As of March 31, 2025, over 25% of the Fund’s assets were invested in securities within the health care sector.

The Fund may sell a position if the Adviser believes it is overvalued, fundamentals erode or another more attractive investment is identified.

Principal Investment Risks

There is the risk that you could lose all or a portion of your investment in the Fund. The following risks are considered principal to the Fund and could affect the value of your investment in the Fund:
•Small and Medium Company Risk: Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies.
•Equity Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.
•Sector Emphasis Risk: The Fund, from time to time, may invest 25% or more of its assets in one or more sectors subjecting the Fund to sector emphasis risk. This is the risk that the Fund is subject to a greater risk of loss as a result of adverse economic, business or other developments affecting a specific sector the Fund has a focused position in, than if its investments were diversified across a greater number of industry sectors. Some sectors possess particular risks that may not affect other sectors.
–Health Care Sector Risk: The profitability of companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.
•General Market Risk: Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors which has resulted in disruptions to business operations and supply chains, stress on the global health care system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S., and trade tensions also contribute to market volatility.
•Management Risk: The risk that the Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.
The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
•Currency Risk: Fluctuations in currency exchange rates may adversely affect the value of the Fund’s investments in foreign securities as well as the value of the Fund’s investments in domestic securities whose issuers earn at least a portion of their revenue in foreign currency.
• Foreign Securities: Investing in foreign securities, including depositary receipts, may involve increased risks due to political, social and economic developments abroad, and differences between United States and foreign regulatory practices. Given the global interrelationships of today’s economy, volatility or threats to stability of any significant currency, such as occurred in the recent past with the European Monetary Union, or significant political instability, may affect other markets and affect the risk of an investment in the Fund.
• Emerging Markets Risk: Emerging markets may involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

•Investment Company and Exchange-Traded Fund Risk: Investing in other investment companies involves the risk that an investment company or other pooled investment vehicle, including any ETFs or money market funds, in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.
•IPO Risk: The market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
•Liquidity Risk: Securities purchased by the Fund may become illiquid particularly during periods of market turbulence. Illiquid investments may be more difficult to trade and value than liquid ones and if the Fund is forced to sell these investments promptly to meet redemption requests or for other needs, the Fund may incur a loss.
•Portfolio Turnover Risk: High portfolio turnover may involve correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Fund’s shareholders.
•Unseasoned Company Risk: The possibility that the Fund’s investment in relatively new or unseasoned companies that are in their early stages of development may expose the Fund to greater risks than investments in more established companies with more extensive financial histories and greater liquidity. Unseasoned companies generally do not have proven track records and may lack substantial capital reserves.

Performance

The performance shown in the bar chart and performance table since October 1, 2012 is that of another investment vehicle (the “Predecessor Fund”) prior to the commencement of the Fund’s operations. The Predecessor Fund was converted into the Fund on November 30, 2016. On October 31, 2016, the Adviser acquired substantially all the advisory business of Callinan Asset Management, LLC (“CAM”), which had served as the general partner to the Predecessor Fund prior to being acquired by the Adviser. From the date of CAM’s acquisition by the Adviser until the date of the conversion, the Adviser served as both investment manager and general partner of the Predecessor Fund. Throughout all periods from October 1, 2012 onward, the same individual was responsible for the day-to-day investment decisions for the Predecessor Fund and continues to be the Fund’s portfolio manager. CAM and the Adviser managed the Predecessor Fund’s assets using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund.

Updated Fund performance information is available at no cost by visiting www.osterweis.com or by calling (866) 236-0050.

The bar chart below illustrates how the Predecessor Fund’s and the Fund’s total returns varied from year to year for the past ten calendar years. The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Predecessor Fund’s and the Fund’s performance from year to year and by showing how the Predecessor Fund’s and the Fund’s average annual total returns for 1 year, 5 years, and 10 years compare with an index of a domestic broad-based market and a secondary index representative of the Fund’s investment strategy. Of course, the Predecessor Fund’s and Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Predecessor Fund’s performance shown below includes the deduction of the Predecessor Fund’s actual operating expenses. In addition, the Predecessor Fund’s performance shown below has been recalculated using the management fee that applies to the Fund, which has the effect of reducing the Predecessor Fund’s performance. The Predecessor Fund was not a registered mutual fund and so was not subject to the same operating expenses or investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower. The performance of the private investment fund prior to November 30, 2016 is based on calculations that are different than the standardized method of calculations specified by the Securities and Exchange Commission (the “SEC”). If the private investment fund’s performance had been readjusted to reflect the Fund’s expenses, the performance would have been lower. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

The performance shown below is that of the Predecessor Fund and the Fund.

Osterweis Opportunity Fund
Calendar Year Total Returns as of December 31,*

Best Quarter:	2Q, 2020	45.94%
Worst Quarter:	4Q, 2018	-24.41%

* The Osterweis Opportunity Fund’s calendar year-to-date return as of March 31, 2025 was -14.87%.

Average Annual Total Returns as of December 31, 2024
	1 Year	5 Years	10 Years
Return Before Taxes	22.48%	14.15%	13.31%
Return After Taxes on Distributions	22.25%	11.92%	11.19%
Return After Taxes on Distributions and Sale of Fund Shares	13.49%	10.63%	10.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.15%	6.86%	8.09%

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Investment Adviser

Osterweis Capital Management, LLC

Portfolio Managers

James L. Callinan, Vice President & Chief Investment Officer - Small Cap Growth – Portfolio Manager of the Fund and the Predecessor Fund since its inception in 2012
Bryan Wong, Vice President – Portfolio Manager of the Fund since 2021
Matt Unger, Vice President – Portfolio Manager of the Fund since 2021

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Osterweis Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone toll-free at (866) 236-0050, or through a financial intermediary. The minimum initial and subsequent investment amounts are shown in the table below.

Minimum Investments

	To Open A New Account	To Add to An Existing Account
Regular Accounts	$5,000	$100
Automatic Investment Plan	$5,000	$100
Retirement, Tax-Deferred and UGMA/UTMA Accounts	$1,500	$100

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.